UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: February 29, 2012
GREENHAVEN CONTINUOUS COMMODITY INDEX FUND
(Registrant)
(Exact name of registrant as specified in its charter)
GREENHAVEN CONTINUOUS COMMODITY INDEX MASTER FUND
(Rule 140 Co-Registrant)
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	26-0151234 (Registrant) 26-0151301 (Co-Registrant) (IRS Employer ID Number)

c/o Greenhaven Commodity Services, LLC 3340 Peachtree Road Suite 1910 Atlanta, GA (Address of principal executive offices)	30326 (Zip Code)
001-33908
001-33909

(Commission File Number)
(404) 239-7942
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into Material Definitive Agreements
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1 Seventh Addendum to License Agreement

Item 1.01 Entry into Material Definitive Agreements.

On February 29, 2012, GreenHaven Commodity Services, LLC (“GCS”) (the Managing Owner of GreenHaven Continuous Commodity Index Fund and GreenHaven Continuous Commodity Index Master Fund) and Thomson Reuters (Markets) LLC (as successor to Reuters America LLC) (“Reuters”) entered into a seventh addendum, effective November 22, 2011 (the “Seventh Addendum”) to the License Agreement dated July 19, 2006 (as the same was amended thereafter by various addenda and extensions) (the “License Agreement”) to which GCS and Reuters are parties.

Under the Seventh Addendum, the parties agreed:

(a)
To extend the exclusivity period applicable to the License Agreement until October 1, 2013, subject to Reuters’ right to terminate such exclusivity at any time upon the occurrence of certain specified events;

(b)
To provide that GCS may launch CCI (Continuous Commodity Index) related exchange-listed Products that are not index futures, options, or other index derivative products outside of the US domicile on a non-exclusive basis, while otherwise remaining in accordance with the Agreement and upon prior written approval for each such Product from Reuters; and

(c)
That the term of the License Agreement shall automatically renew for successive two (2) year periods (each a “Renewal Term”) unless and until terminated as set forth in the License Agreement or the Seventh Addendum.

The foregoing description is qualified in its entirety by the complete form of Seventh Addendum, attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)             Exhibits

10.1 —

Seventh Addendum to License Agreement, dated February 29, 2012.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENHAVEN CONTINUOUS COMMODITY INDEX FUND

By Greenhaven Commodity Services, LLC, the Managing Owner

By:	/s/ Ashmead Pringle
	Name:	Ashmead Pringle
	Title:	Chief Executive Officer

GREENHAVEN CONTINUOUS COMMODITY INDEX MASTER FUND

By Greenhaven Commodity Services, LLC, the Managing Owner

By:	/s/ Ashmead Pringle
	Name:	Ashmead Pringle
	Title:	Chief Executive Officer

Date: February 29, 2012

EXHIBIT INDEX

Exhibit
Number	Exhibit Title

10.1 *	Seventh Addendum to License Agreement, dated February 29, 2012

*	Filed herewith.